Exhibit 99.1 FOR IMMEDIATE RELEASE

ADEIA RAISES 2025 FINACIAL OUTLOOK

Company expects revenue and earnings to significantly exceed prior guidance

SAN JOSE, Calif. – December 22, 2025 – Adeia Inc. (Nasdaq: ADEA) (the “Company” or “Adeia”) today announced updated guidance for the year ending December 31, 2025.

“I am very pleased to announce that our 2025 results are expected to exceed the high end of our prior guidance,” said Paul E. Davis, chief executive officer of Adeia. “As we previously mentioned, we have been pursuing multiple opportunities that if achieved, could result in 2025 revenue being greater than our prior guidance. Driven primarily by the execution of the Disney agreement our revised 2025 financial outlook reflects the strong momentum for our business.”

“The significant increase in our revenue guidance is being driven by strong deal execution,” said Keith A. Jones, chief financial officer of Adeia. “The higher operating expenses reflect increased variable compensation due to the expected overachievement of certain performance targets. The revised guidance reflects the strength of our business model and earnings potential.”

Financial Outlook

The Company is updating its financial outlook as follows:

	2025 GAAP Outlook		2025 Non-GAAP Outlook
Category (in millions, except for tax rate)	Updated	Prior	Updated	Prior
Revenue	$425.0 − 435.0	$360.0 − 380.0	$425.0 − 435.0	$360.0 − 380.0
Operating expenses (1)	$270.0 − 274.0	$260.0 − 266.0	$170.0 − 172.0	$160.0 − 164.0
Interest expense	$40.0 − 41.0	$40.0 − 41.0	$40.0 − 41.0	$40.0 − 41.0
Other income	$5.5 − 6.5	$5.5 − 6.5	$5.5 − 6.5	$5.5 − 6.5
Tax rate	10.0% − 20.0%	10.0% − 20.0%	23.0%	23.0%
Net income (2)	$96.4 − 113.9	$52.4 − 71.6	$169.8 − 175.9	$127.4 − 139.8
Adjusted EBITDA (2)	N/A	N/A	$257.1 − 265.1	$202.3 − 218.3
Diluted shares outstanding	112.0 − 113.0	112.0 − 113.0	112.0 − 113.0	112.0 − 113.0

(1) See tables for reconciliation of GAAP to non-GAAP operating expenses.

(2) See tables for reconciliation of GAAP net income to (i) non-GAAP net income and (ii) adjusted earnings before interest expense, income taxes, depreciation and amortization (adjusted EBITDA).

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on information available to the Company as of the date hereof, as well as the Company’s current expectations, assumptions, estimates and projections that involve risks and uncertainties. In this context, forward-looking statements often address expected future business, financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond the Company’s control, and are not guarantees of future results.

Forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the Company’s ability to implement its business strategy; the Company’s ability to enter into new and renewal license agreements with customers on favorable terms; the Company’s ability to retain and hire key personnel; uncertainty as to the long-term value of the Company’s common stock; legislative, regulatory and economic developments affecting the Company’s business; general economic and market developments and conditions; the Company’s ability to grow and expand its patent portfolios; changes in technology and development of new technology in the industries in which in which the Company operates; the evolving legal, regulatory and tax regimes under which the Company operates; unforeseen liabilities and expenses; risks associated with the Company’s indebtedness; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, natural disasters and global health pandemics, each of which may have an adverse impact on the Company’s business, results of operations, and financial condition. These risks, as well as other risks associated with the Company’s business, are more fully discussed in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. While the list of factors presented here is, and the list of factors presented in the Company’s filings with the SEC are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements.

Causes of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, failure to complete licensing arrangements on anticipated terms and timeline, failure to prevail in litigation we may bring against third parties, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s consolidated financial condition, results of operations, liquidity or trading price of common stock. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

About Adeia Inc.

Adeia is a leading R&D and intellectual property (IP) licensing company that accelerates the adoption of innovative technologies in the media and semiconductor industries. Adeia’s fundamental innovations underpin technology solutions that are shaping and elevating the future of digital entertainment and electronics. Adeia’s IP portfolios power the connected devices that touch the lives of millions of people around the world every day as they live, work and play. For more, please visit www.adeia.com.

Non-GAAP Financial Measures

In addition to forecasting financial results calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP), the Company’s financial outlook contains non-GAAP financial measures adjusted, where applicable, for either one-time or ongoing non-cash acquired intangibles amortization charges, costs related to actual or planned business combinations including transaction fees, integration costs, severance, facility closures, and retention bonuses, separation costs, all forms of stock-based compensation, loss on debt extinguishment, expensed debt refinancing costs, impairment of intangible assets, impact of certain foreign currency adjustments, discontinued operations and related tax effects. In addition, adjusted EBITDA adjusts for recurring charges of interest expense, income taxes, depreciation and amortization. Management believes that the non-GAAP measures used in this release provide investors with important perspectives on the Company’s ongoing business and financial performance and are helpful to provide investors with an understanding of our core operating results reflecting our normal business operations. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. Our use of non-GAAP financial measures has certain limitations in that the non-GAAP financial measures we use may not be directly comparable to those reported by other companies. For example, the terms used in this press release, such as EBITDA margin, which is defined as EBITDA as a percentage of revenue, adjusted EBITDA, non-GAAP operating expenses, non-GAAP net income and non-GAAP diluted earnings per share (EPS) do not have a standardized meaning. Other companies may use the same or similarly named measures, but exclude different items, which may not provide investors with a comparable view of our performance in relation to other companies. We seek to compensate for the limitation of our non-GAAP presentation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the tables attached hereto. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. All financial data is presented on a GAAP basis except where the Company indicates its presentation is on a non-GAAP basis.

Set forth below are reconciliations of the Company’s forecasted GAAP to non-GAAP financial metrics.

Investor Contact:

Chris Chaney

Vice President, Investor Relations

IR@adeia.com

– Tables Follow –

SOURCE: ADEIA INC.

ADEA

ADEIA INC.

RECONCILIATION FOR GUIDANCE

ON OPERATING EXPENSES

(in millions)

(unaudited)

	Year Ended
	December 31, 2025
	Low	High
GAAP operating expenses	$270.0	$274.0
Amortization expense	57.0	57.0
Stock-based compensation expense	34.0	35.0
Separation and related costs (1)	9.0	10.0
Total of non-GAAP adjustments	100.0	102.0
Non-GAAP operating expenses	$170.0	$172.0

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, including expenses incurred on a transitional basis under a contract shared with Xperi Inc.

ADEIA INC.

RECONCILIATION FOR GUIDANCE

ON NET INCOME

(in millions)

(unaudited)

	Year Ended
	December 31, 2025
	Low	High
GAAP net income	$96.4	$113.9
Amortization expense	57.0	57.0
Stock-based compensation expense	34.0	35.0
Separation and related costs (1)	9.0	10.0
Total of non-GAAP operating expenses	100.0	102.0
Non-GAAP tax adjustment (2)	(26.6)	(40.0)
Non-GAAP net income	$169.8	$175.9

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, including expenses incurred on a transitional basis under a contract shared with Xperi Inc.

(2) The provision for income taxes is adjusted to reflect the net income tax effects of the various non-GAAP pretax adjustments.

ADEIA INC.

RECONCILIATION FOR GUIDANCE ON

ADJUSTED EBITDA

(in millions)

(unaudited)

	Year Ended
	December 31, 2025
	Low	High
GAAP net income	$96.4	$113.9
Stock-based compensation expense	34.0	35.0
Separation and related costs (1)	9.0	10.0
Amortization expense	57.0	57.0
Depreciation expense	2.1	2.1
Interest expense	40.0	41.0
Other income	(5.5)	(6.5)
Income tax expense	24.1	12.6
Total of non-GAAP adjustments	160.7	151.2
Adjusted EBITDA	$257.1	$265.1

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, including expenses incurred on a transitional basis under a contract shared with Xperi Inc.